united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Rich Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

EQUINOX ASPECT CORE DIVERSIFIED

STRATEGY FUND

CLASS A SHARES: EQAAX

CLASS C SHARES: EQACX

CLASS I SHARES: EQAIX

ANNUAL REPORT

SEPTEMBER 30, 2019

1-888-643-3431

WWW.EQUINOXFUNDS.COM

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox Aspect Core Diversified Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.equinoxfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

EQUINOX ASPECT CORE DIVERSIFIED STRATEGY FUND

Annual Letter to Shareholders for the year ended September 30, 2019

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) was launched on November 5, 2014 (Class I Shares, as shown in the table below; Class A and C shares were launched on August 21, 2015).

The Fund’s investment objective is to seek long-term capital appreciation, which is pursued by investing (a) directly or (b) indirectly through its wholly-owned subsidiary, in a combination of

(i)	exposure to a managed futures trading program offered by Aspect Capital Limited (the “Aspect program”)[1]; and

(ii)	a fixed-income portfolio.

PERFORMANCE OF THE FUND

As of 9/30/2019

NAME	TICKER	12 MO RETURN (10/1/18-9/30/19)	ANNUALIZED RETURN SINCE INCEPTION	CUMULATIVE RETURN SINCE INCEPTION	INCEPTION DATE
Class A	EQAAX	2.50%	-1.68%	-6.73%	8/21/2015
Class A (with 5.75% maximum sales charge)	EQAAX	-3.38%	-3.10%	-12.13%	8/21/2015
Class C	EQACX	1.67%	-2.45%	-9.68%	8/21/2015
Class I	EQAIX	2.72%	0.22%	1.09%	11/5/2014^

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

^	Start of performance.

Returns for the Fund’s shares for the fiscal year are shown in the table above. The Fund’s primary investment allocation is to the Aspect program, which is a diversified intermediate to long-term trend-following program. For the year ended September 30, 2019, the Fund’s I shares were up (+2.72%), and performance since inception is now positive.

[1]	A “Managed Futures program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Please see the Fund’s Prospectus for a detailed description of the Fund’s investment strategy.

In terms of sector attribution, Interest Rates contributed significantly to performance this year. Stock Indices, Commodities and Currencies detracted from performance.

As shown below, the Aspect program’s (and consequently the Fund’s) market exposure is well-diversified across four major sectors. As of year-end, Currencies were the largest gross exposure, followed by Interest Rates, Commodities and Equity Indices, in that order. It is worth noting that the Aspect program has long-term target risk exposures to various sectors. The actual sector risk exposures at any time are a function of the signals generated by the trading models: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher. It is also worth distinguishing between “gross” and “net” risk exposures: for example, a sector that has long positions whose risk exposure is 10% and short positions whose risk exposure is -15% will be shown as having a gross risk exposure of 25%, even though its “net” exposure would be only -5% (short).

SECTOR ALLOCATION

As of 9/30/2019

COMMODITIES	CURRENCIES	INTEREST RATES	EQUITY INDICES	TOTAL
24.3%	29.7%	28.4%	17.6%	100.0%

MARKET COMMENTARY AND FUND PERFORMANCE HIGHLIGHTS

October 2018

The Fund returned -5.44% in October. As global stock markets sold off together with growth-linked assets such as oil, the demand for safe-haven assets increased. Volatility across financial markets increased during the month as investors grappled with concerns about the pace of rate hikes in the US and the late stage of economic expansion. Declines were extended following weaker corporate earnings and economic data inflamed by geopolitical uncertainty such as Brexit, Italy’s budget crisis and ongoing trade frictions.

Against this background, the trading program’s medium-term trend following models struggled to adapt to the changing market conditions within this short time frame. Although the strategy responded entirely systematically, it was mostly affected by trend reversals during the month. Similarly, reversals of established trends across the oils sector and particularly reformulated gasoline also contributed to losses. Furthermore, a flight to safety, meant that short gold exposure was not profitable, although long dollar positions were broadly profitable, except against the Yen and some strengthening emerging markets. The program also benefited from short exposure to the Euro and Canadian dollar which experienced weakness though some gains were offset by reversals in Sterling.

In fixed income, short US bond and interest rate positions contributed positively. Unrelated to the market turmoil, a stronger Brazilian Real propelled coffee to reverse a multi-year bear trend, against the established short position.

November 2018

The fund returned -2.42% in November. The month began with US midterm election results coming in as expected, lifting a cloud of uncertainty. However, volatility followed heightened political anxiety in the UK and Italy, sharp stock market drops and ongoing fragility within commodities including one of the worst months in oil price history. This stoked appetite for safer government bonds. Investors also wrestled with mixed signals surrounding both the pace of US rate hikes and the potential for a US-China trade deal ahead of a high-stakes G20 summit.

Rate hike fears eased slightly with the Federal Reserve softening its policy view by suggesting that rates were already nearing neutral. The program experienced reversals within stock indices reflecting conflicting signals across stock markets. In fixed income, short positions in North American bonds and interest rates incurred losses. This outweighed gains from long positions in other bonds after investors demanded less risky assets during market choppiness. The currencies sector made losses as small gains from short Canadian Dollar exposure were eroded by losses from its long Norwegian Krone exposure after both currencies struggled on oil weakness. In commodities, record high global oil production and waning demand resulted in plunging oil prices. Natural gas defied energy sector losses due to low stockpiles and cold weather forecasts. Long natural gas and short coffee positions performed strongly, with losses coming from other commodity markets including oil products.

December 2018

The fund returned 0.24% in December. Initially, relief over the temporary US-China trade truce evaporated as anxieties about tightening monetary policies, slowing global growth and geopolitical uncertainty took hold. Stock market sell-offs were deep and broad, exacerbated by thin trading volumes over the holiday period, with major stock indices entering bear market territory. Notable events included an inversion of the US yield curve, the partial US government shutdown and the Federal Reserve’s expected rate hike accompanied by unexpectedly hawkish forward guidance. Elsewhere, global oil prices continued to plummet, global credit spreads widened and investors fretted over weak economic data from China and the unresolved nature of Brexit.

In stock indices, the US-issued arrest of a top Chinese technology executive initiated some major global stock index declines. The program’s French stock index position was the sector’s worst performer as it also suffered from domestic troubles. In bonds, the long position in the Japanese 10Y profited from safe-haven appeal. This also benefitted the long position in longer-dated North American bonds. In currencies, investor preference for safety adversely affected the net short

Japanese Yen exposure, while commodity weakness benefitted the short Canadian Dollar exposure. In energy, short WTI and Brent crude positions were rewarded as oil prices continued to fall amid global economic health concerns and feared oversupply. However, the long natural gas position struggled as anticipated chilly weather failed to materialise. In agriculturals, the short coffee position gained due to ample supplies.

January 2019

The fund returned -1.41% in January. The year began with an attempt by riskier assets such as stocks and energies to recover some of 2018’s losses. Major US stock indices had their best January in three decades, boosted by strong earnings and a moderation of the Federal Reserve’s hawkish stance. Further optimism surrounded the trade talks between Beijing and Washington, and the temporary reopening of the US government. Despite these developments, geopolitical risks and signs of European economic weakness still spurred investor cautiousness as global bond yields were driven lower. In particular, anxieties increased over difficulties involved in overcoming the Brexit impasse ahead of the impending deadline.

The program’s long US stock index positions made gains partly fuelled by US-China trade hopes, but were offset by short Chinese and European stock index positions. In currencies, long US Dollar positions generally suffered after US monetary policy caution. Oil price strength contributed to a surge in the Canadian Dollar to the detriment of the program’s short exposure. Meanwhile, the short Swedish Krona exposure benefitted from weaker inflation. In fixed income, long positions across longer dated global sovereign issuers were mostly profitable. In particular, German bonds rallied as investors sought protection from a cloudy European economic outlook. In energies, despite record high US production, the oil complex saw significant price gains as OPEC sustained its production cuts and the US began sanctions on Venezuela. This adversely affected short crude oil positions. Metals rose amid a weaker US Dollar with losses from the short nickel position also exacerbated by increased alloy-maker demand. In agriculturals, while some short softs positions incurred losses, abundant US supplies helped make the short lean hogs position profitable.

February 2019

The fund returned 0.95% in February. The month saw a general spring in the step of riskier financial markets. Global stock markets improved following productive US-China trade developments which included a delay to additional tariffs on China by President Trump. Meanwhile, the oil complex was bolstered by announcements of global supply cuts. Amid global growth slowdown concerns, the European Central Bank recognised weaker-than-expected economic data and the Federal Reserve reaffirmed its more data-dependent and neutral policy stance.

In stock indices, the majority of the program’s long positions contributed positively led by the Australian SPI 200 index which rose after its central bank mulled a potential rate cut. In bonds, a wave of government debt selling in Europe adversely affected predominantly long positions. Long Australian bond positions gained on the possible rate cut while long North American bond positions struggled after selloffs. In currencies, concerns over South Africa’s creditworthiness caused losses for long Rand exposure and expectations for a delayed Brexit caused losses for short Sterling exposure. Elsewhere, investors favoured the Euro over the Swedish Krona Dollar amid weak Swedish inflation data, which benefitted program exposures accordingly. In commodities, most short agricultural positions produced strong gains. Wheat futures faltered on demand concerns, while coffee and lean hog futures struggled with oversupply. Within energy, tightening crude output by OPEC resulted in mixed results from various positions across the oil complex.

March 2019

The fund returned 4.26% in March. The month saw investors preoccupied with the partial US yield curve inversion which came after the Federal Reserve kept rates steady and also signalled that rates could stay lower for longer. Global growth appeared to slow down amid weaker than expected US economic releases and stimulus announcements by the Chinese government to shore up China’s economy. Meanwhile, the European Central Bank’s increasingly accommodative stance helped push longer term German bond yields into negative territory. Brexit uncertainty deepened considerably despite the delay to the UK’s departure date.

In bonds, the program made significant gains from most of its long positions in sovereign longer-term bonds as yields fell. This followed weaker global economic data which fuelled recessionary fears, characterised by the first negative yield spread between US 3-Month bills and the US 10Y Note since 2007. In currencies, the program’s long Sterling exposure made losses amid anxiety over Brexit. In stock indices, many of the program’s long developed markets indices were profitable on the back of dovish central bank action. In agriculturals, the program’s short lean hogs position struggled after China, the world’s largest pork consumer, purchased sizeable quantities from the US amid ongoing African swine fever fears. The program’s short coffee position gained after expectations of oversupply increased. In energies, oil prices continued to surge after a surprise drop in US inventories and ongoing Iranian and Venezuelan sanctions.

April 2019

The fund returned 3.06% in April. The month saw a resurgence of risk appetite across the globe causing demand for safe-haven assets to fade. A series of strong economic data paved the way for major US equity indices to set a succession of record highs. Global government debt yields rose as upbeat economic data eased concerns about a global growth slowdown.

The program’s strongest performing sector was stock indices, with the Swedish OMX Index generating the biggest gain. Most long stock index positions profited from better than expected GDP data from China and the US as well as a batch of well-received earnings reports from both the

US and Europe. Losses came from long bond positions as government debt proved less appealing against a backdrop of global growth optimism. In currencies, the long Mexican Peso position was the sector’s best performer helped by higher crude oil prices and President Trump backtracking on his previous threat to shut down the US southern border. In agriculturals, short wheat and Arabica coffee positions were among the top performers. Prices of the soft commodities came under pressure from increasing global supply, with Arabica coffee prices hitting a 13-year low. In energies, the long position in reformulated gasoline profited from price rises in the oil complex due to US sanctions, OPEC output cuts and fears of contamination in Russian shipments.

May 2019

The fund returned -1.65% in May. Major US equity indices suffered their worst month of 2019 with investors flocking into safe-haven assets as global trade tensions worsened and economic growth concerns heightened. Increased speculation that the Federal Reserve will soon have to cut interest rates sent US treasury yields plunging to their lowest level since 2017. The trade spat between the US and China escalated due to tariff hikes and increased threats from both countries. Brexit turmoil continued to remain firmly in focus as the UK witnessed the collapse of cross-party Brexit talks and a long-awaited speech from Prime Minister Theresa May outlining her departure plan for June 2019.

The risk-off environment benefitted the program’s long bond positions. Long-dated US treasuries and the Australian 10Y Bond were among the top performers as yields plummeted to multi-year lows following a bleak global economic outlook. Losses came from long positions in stock indices, particularly in Europe as markets were pressured in part by growing Euro-scepticism following EU parliamentary election results. In currencies, short Sterling position profited from political uncertainty linked to Brexit and many short bets on emerging market currencies gained due to relative US Dollar strength. In energy, long oil and gasoline positions were amongst the worst performers in a month where oil prices suffered as trade tensions compounded recessionary fears. Agricultural markets such as coffee and wheat experienced strong gains amid weather-related supply concerns in the Americas leading to losses from short positions in these markets.

June 2019

The fund returned 2.46% in June. Markets were focused on worldwide economic health after global Purchasing Managers’ Index (PMI) surveys signalled contraction and central banks across the globe unified dovish tones, sending investors once again flocking into safe-haven assets. The Federal Reserve left rates unchanged but sent ripples through financial markets with its surprisingly dovish tone causing investors to expect rate cuts as early as July 2019. The European Central Bank’s (ECB) chief Mario Draghi hinted at the possibility of new rate cuts if inflation remained below targets. Markets also closely watched the month-end G-20 summit where the US and China agreed to resume trade talks and to hold off on further tariffs.

Sovereign bonds across the globe benefitted from market unease, making the program’s predominately long positions across the sector profitable. The long position in the German 10Y Bund was one of the program’s best performers as its yield fell to a record low. Stock indices was another profitable sector for the program, led by long positions in major European stock indices as the ECB hinted at further stimulus. In currencies, the program’s long US Dollar positions made losses after market expectations for multiple rate cuts were compounded. The program managed to navigate emerging markets, with gains coming from the program’s short US Dollar positions against these c currencies. In commodities, the program’s short natural gas position was the best performer partly due to mild US temperatures. The program’s gold position gained as the shift in global monetary policy rhetoric alongside political tensions helped the metal break through a six-year high. The program’s short soybean position made losses after futures rallied partly due US weather forecasts turning wetter.

July 2019

The fund returned 2.18% in July. Weakness in the global economy and rumbling trade tensions drove the much anticipated 25bps rate cut from the Federal Reserve - the first since the financial crisis. Among a growing list of countries adopting a more dovish stance, European Central Bank officials hinted that a rate cut could come in September and the UK seemed poised for one too driven by the risk of a no-deal Brexit after the appointment of Boris Johnson as Prime Minister. The net short Sterling exposure took centre stage as the top performer for the program, as it fell to its lowest level since 2017 in the face of an increasingly strong US Dollar, a potential UK rate cut and relentless Brexit turmoil.

The general rise in dovish central bank activity benefited the program’s predominantly long fixed- income positions, while losses came from long US Treasury positions as yields rose in the first half of the month amid stronger than expected inflation data. In stock indices, whilst major US indices hit record highs, the best performance came from long positions in Italy and Australia. In commodities, long gold and silver positions gained on expectations for lower interest rates. In energy, losses occurred in oil positions as tensions in the Persian Gulf heated up. In agricultural markets, while short wheat and soy positions made gains, losses came from lean hogs as prices increased on renewed hopes for pork exports to China.

August 2019

The fund returned 4.27% in August. Concerns about global growth drove markets during the month as the US-China trade war continued and threatened to expand into a currency war. The Chinese Renminbi sank past the key threshold of 7 Renminbi per US Dollar for the first time since the financial crisis, causing speculation that China is allowing its currency to depreciate to counteract President Trump’s tariffs. With record amounts of global debt yields in negative territory, bonds continued to rally as trade tensions intensified. Yields on UK bonds reached record lows, with prices further boosted by no-deal Brexit risk and the prospect of interest rate cuts from the Bank of England. Meanwhile Germany sold 30-year bonds at auction with negative yields for the first time, and in Italy government bonds rallied amid the resignation of Prime Minister Giuseppe Conte.

The program’s variable positions in stock indices led to losses driven by choppy price action in global equities. In currencies, the US Dollar strengthened as fears of a global recession grew, leading to losses from some short US Dollar positions against several emerging market currencies. Positive performance came from commodity markets. The long nickel position was a strong performer as prices soared to 16-month highs amid concerns that Indonesia, which has rich reserves of the metal, may bring forward a ban scheduled for 2022 on nickel exports. Gold also rose on safe-haven appeal, leading to gains. In agriculturals, short meat positions performed positively as prices fell following a fire at a major US beef plant. Meanwhile short positions in WTI crude and other oil markets were profitable as trade concerns weighed on prices.

September 2019

The fund returned -3.18% in September. Frosty relations between the US and China thawed at the start of the month, fuelling a resurgence in risk appetite for equity markets and dampening enthusiasm for government bonds. In a widely anticipated move, the US Federal Reserve cut its interest rate by 25bps, the second cut this year and since the global financial crisis. Brent crude oil prices soared 20% mid-month - their biggest jump on record - following attacks on two of Saudi Arabia’s major oil facilities. In UK politics, a series of developments regarding Brexit led to choppy waters for Sterling, including the UK Supreme Court’s ruling that Boris Johnson’s suspension of Parliament was unlawful. Macro optimism rotated investors out of safe-haven markets, leading to losses in the majority of the program’s long fixed income positions.

In currencies, the program’s short Euro position against the US Dollar profited from weaker-than-expected eurozone PMI data for September, which fell to a six-year low. Gains were offset by losses in the long Japanese Yen position against the US Dollar as demand for safe havens fell. Stock indices incurred losses, predominately from short positions in the sector amid rising risk appetite. In commodities, reversals across agriculturals hurt short positions. Cattle climbed from 10-year lows on expected export demand as the US and Japan signed a limited trade deal that opened markets up to billions worth of US products. In energies, losses came from short positions in oil products and natural gas, as late-season heat drove prices up. Longs in gold and silver led to losses as risk appetite recovered.

OUTLOOK

We believe that there continues to be much latent uncertainty in the markets. In the US, the outcome of the impeachment proceedings is uppermost on people’s minds. Geopolitical stresses continue in Europe (particularly with respect to Brexit) and the Middle East (Iran, Syria, Saudi Arabia, Yemen). Trade-related issues with China and other trading partners are not yet fully resolved. Climate change remains a concern in the form of more severe weather-related events. The Fed’s policy reversed this year in the face of a slowing economy. Surprisingly, equity markets have continued to scale new heights; however, this has triggered fresh doubts about its sustainability.

Investors should bear in mind that managed futures programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long run. In fact, managed futures have historically tended to perform well in a wide variety of market conditions, perhaps particularly so during periods of equity market turbulence and volatility expansion. We continue to believe that a significant and strategic allocation to the asset class has the potential to serve investors well in the long run.

Although the Fund has been in operation for a short period of time, Aspect Capital has been trading a similar strategy dating back to 1999. Aspect’s program has historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in a market environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty. In fact, managed futures, although not a hedge for equities in the true sense of the word, have historically displayed the ability to earn what has been termed as “crisis alpha:” positive returns during periods when equity markets have fallen and volatility has increased.

Thank you for investing in the Equinox Aspect Core Diversified Strategy Fund.

DEFINITIONS

Brexit is the popular term for the prospective withdrawal of the United Kingom from the European Union.

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

A Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the “underlying”. Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made. Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

3858-NLD-11/7/2019

Equinox Aspect Core Diversified Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmarks:

		Annualized
			Since Inception	Since Inception
	One Year	Three Years	(8/21/15)	(11/5/14)
Equinox Aspect Core Diversified Strategy Fund
Class A with load	(3.38)%	(3.58)%	(3.10)%	N/A
Class A	2.50%	(1.65)%	(1.68)%	N/A
Class C	1.67%	(2.42)%	(2.45)%	N/A
Class I	2.72%	(1.43)%	N/A	0.22%
S&P 500 Total Return Index ^	4.25%	13.39%	12.85%	10.45%
BTOP 50 Index **	6.95%	0.22%	(0.35)%	0.81%

*	The performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for Class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemptions of portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had Equinox Institutional Asset Management, LP (the “Advisor”) not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the Fund’s prospectus dated February 1, 2019, the Fund’s “Total Annual Fund Operating Expenses” are 2.14%, 2.89% and 1.89% and the Fund’s “Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)” are 1.70%, 2.45% and 1.45% for Class A, Class C and Class I shares, respectively, of the Fund’s average daily net assets. These expenses may differ from the actual expenses incurred by the Fund for the period covered by this report. Additional information regarding the Fund’s expense ratios is available in the Financial Highlights. For performance information current to the most recent month-end please call 1-888-643-3431.

^	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

**	The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2019, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment

Equinox Aspect Core Diversified Strategy Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
September 30, 2019

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Notes	82.5%
Other Assets Less Liabilities	17.5%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities;” however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2019

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	U.S. TREASURY NOTES - 82.5%
$2,330,000	United States Treasury Note *+	1.2500	1/31/2020	$2,324,903
3,100,000	United States Treasury Note *+	1.5000	10/31/2019	3,098,512
5,000,000	United States Treasury Note	1.6250	11/30/2020	4,990,430
3,895,000	United States Treasury Note *+	2.0000	7/31/2020	3,899,412
5,000,000	United States Treasury Note	2.2500	2/15/2021	5,033,301
	TOTAL U.S. TREASURY NOTES (Cost - $19,208,561)			19,346,558

	TOTAL INVESTMENTS - 82.5% (Cost - $19,208,561)			$19,346,558
	OTHER ASSETS AND LIABILITIES - NET - 17.5%			4,093,920
	TOTAL NET ASSETS - 100.0%			$23,440,478

*	All or a portion of this security is pledged as collateral for futures and forward foreign currency contracts. As of September 30, 2019, $909,527 and $1,499,209 is pledged as collateral for futures and forward foreign currency contracts, respectively.

+	A portion of this security is a holding of Equinox Aspect Core Diversified Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

					Unrealized
	Number of			Notional Value at	Appreciation/
Description	Contracts	Counterparty	Expiration Date	September 30, 2019	(Depreciation)
SHORT FUTURES CONTRACTS
Australian Dollar Future	31	Morgan Stanley	Dec-19	2,098,080	$24,930
Brent Crude Future +	1	Morgan Stanley	Dec-19	59,250	2,170
British Pound Future	19	Morgan Stanley	Dec-19	1,464,425	7,963
Canadian Dollar Future	3	Morgan Stanley	Dec-19	226,890	235
Coffee Future +	2	Morgan Stanley	Dec-19	75,863	(1,688)
Coffee Future +	1	Morgan Stanley	Mar-20	39,263	(2,287)
Coffee Future +	1	Morgan Stanley	May-20	40,125	(1,594)
Copper Future +	4	Morgan Stanley	Dec-19	257,850	1,113
Corn Future +	3	Morgan Stanley	Dec-19	58,200	(3,213)
Corn Future +	3	Morgan Stanley	Mar-20	59,925	(2,725)
Euro FX Future	26	Morgan Stanley	Dec-19	3,562,813	39,856
FTSE/JSE Top 40 Future	4	Morgan Stanley	Dec-19	130,116	2,870
Gasoline RBOB Future +	1	Morgan Stanley	Nov-19	65,793	(3,427)
Hang Seng Index Future	2	Morgan Stanley	Oct-19	332,194	102
Hard Red Winter Wheat Future +	12	Morgan Stanley	Dec-19	249,000	(6,988)
HSCEI Future	5	Morgan Stanley	Oct-19	325,599	1,506
Lean Hogs Future +	3	Morgan Stanley	Dec-19	87,120	(8,900)
Lean Hogs Future +	2	Morgan Stanley	Feb-20	62,400	(3,550)
Live Cattle Future +	5	Morgan Stanley	Dec-19	220,600	(8,070)
Live Cattle Future +	4	Morgan Stanley	Feb-20	186,600	(7,970)
Live Cattle Future +	3	Morgan Stanley	Apr-20	142,890	(8,450)
LME Copper Future +	2	Morgan Stanley	Dec-19	286,188	(1,695)
LME Primary Aluminum Future +	2	Morgan Stanley	Dec-19	86,400	1,565
LME Zinc Future +	3	Morgan Stanley	Dec-19	179,363	(3,120)
Low Sulfur Gas Oil Future +	2	Morgan Stanley	Nov-19	117,300	(725)
Low Sulfur Gas Oil Future +	1	Morgan Stanley	Dec-19	57,975	750
MSCI Emerging Market Future	4	Morgan Stanley	Dec-19	200,380	2,750
Natural Gas Future +	4	Morgan Stanley	Nov-19	93,200	2,270
Natural Gas Future +	2	Morgan Stanley	Dec-19	50,080	1,290
New Zealand Dollar Future	42	Morgan Stanley	Dec-19	2,635,080	54,780
NY Harbor ULSD Future +	1	Morgan Stanley	Nov-19	79,682	(3,847)
NY Harbor ULSD Future +	1	Morgan Stanley	Dec-19	79,313	1,352
Soybean Future +	3	Morgan Stanley	Nov-19	135,900	(5,200)
Soybean Meal Future +	7	Morgan Stanley	Dec-19	210,700	2,490
Wheat (CBT) Future +	1	Morgan Stanley	Dec-19	24,788	(1,025)
Wheat (CBT) Future +	2	Morgan Stanley	Mar-20	50,250	(2,112)
World Sugar #11 Future +	14	Morgan Stanley	Mar-20	198,352	(5,824)
World Sugar #11 Future +	12	Morgan Stanley	May-20	171,360	(6,227)
WTI Crude Oil Future +	1	Morgan Stanley	Nov-19	54,070	4,180
					63,535
LONG FUTURES CONTRACTS
3 Month Euro (EURIBOR)	1	Morgan Stanley	Dec-21	274,008	577
3 Month Euro (EURIBOR)	2	Morgan Stanley	Mar-22	547,935	(510)
90 Day Bank Bill Future	11	Morgan Stanley	Mar-20	7,404,712	56
90 Day Bank Bill Future	11	Morgan Stanley	Jun-20	7,405,623	(262)
90 Day Bank Bill Future	8	Morgan Stanley	Sep-20	5,386,305	(194)
90 Day Bank Bill Future	5	Morgan Stanley	Dec-20	3,366,109	(239)
90 Day Bank Bill Future	5	Morgan Stanley	Mar-21	3,366,275	350
90 Day Bank Bill Future	3	Morgan Stanley	Jun-21	2,019,715	(89)
90 Day Euro Future	2	Morgan Stanley	Mar-20	491,650	213

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

					Unrealized
	Number of			Notional Value at	Appreciation/
Description	Contracts	Counterparty	Expiration Date	September 30, 2019	(Depreciation)
LONG FUTURES CONTRACTS (Continued)
90 Day Euro Future	6	Morgan Stanley	Jun-20	1,476,675	$(838)
90 Day Euro Future	4	Morgan Stanley	Sep-20	985,250	(350)
90 Day Euro Future	4	Morgan Stanley	Dec-20	985,250	238
90 Day Euro Future	4	Morgan Stanley	Mar-21	986,050	1,700
90 Day Euro Future	4	Morgan Stanley	Jun-21	986,250	(1,400)
90 Day Euro Future	3	Morgan Stanley	Sep-21	739,725	488
90 Day Euro Future	3	Morgan Stanley	Dec-21	739,538	1,388
90 Day Euro Future	3	Morgan Stanley	Mar-22	739,650	(1,125)
90 Day Sterling Future	1	Morgan Stanley	Mar-20	153,075	(47)
90 Day Sterling Future	8	Morgan Stanley	Jun-20	1,225,215	(96)
90 Day Sterling Future	16	Morgan Stanley	Sep-20	2,451,415	(216)
90 Day Sterling Future	15	Morgan Stanley	Dec-20	2,297,970	(356)
90 Day Sterling Future	12	Morgan Stanley	Mar-21	1,839,301	659
90 Day Sterling Future	15	Morgan Stanley	Jun-21	2,299,357	1,148
90 Day Sterling Future	14	Morgan Stanley	Sep-21	2,146,174	1,388
90 Day Sterling Future	13	Morgan Stanley	Dec-21	1,992,676	1,377
90 Day Sterling Future	13	Morgan Stanley	Mar-22	1,992,676	(735)
AEX Index (Amsterdam) Future	3	Morgan Stanley	Oct-19	379,488	2,611
Australian 3 Year Bond Future	58	Morgan Stanley	Dec-19	4,525,608	7,849
Australian 10 Year Bond Future	10	Morgan Stanley	Dec-19	993,798	3,617
CAC 40 10 Euro Future	8	Morgan Stanley	Oct-19	495,038	6,580
Canadian 10 Year Bond Future	10	Morgan Stanley	Dec-19	1,077,039	(13,778)
Canadian Bank Acceptance Future	3	Morgan Stanley	Jun-20	555,759	(1,883)
Canadian Bank Acceptance Future	3	Morgan Stanley	Sep-20	556,071	(1,638)
Canadian Bank Acceptance Future	3	Morgan Stanley	Dec-20	556,269	(2,045)
Canadian Bank Acceptance Future	2	Morgan Stanley	Mar-21	371,054	(1,241)
Canadian Bank Acceptance Future	2	Morgan Stanley	Jun-21	371,186	(1,109)
Cocoa Future +	1	Morgan Stanley	Dec-19	24,420	40
Cocoa Future +	1	Morgan Stanley	Mar-20	24,560	(90)
DAX Index Future	1	Morgan Stanley	Dec-19	338,262	(1,260)
DJIA Index E-Mini Future	2	Morgan Stanley	Dec-19	269,010	(1,620)
Euro-BOBL Future	18	Morgan Stanley	Dec-19	2,661,942	(14,405)
Euro-BTP Italian Government Bond Future	4	Morgan Stanley	Dec-19	635,979	4,001
Euro-BUND Future	11	Morgan Stanley	Dec-19	2,089,642	(13,486)
Euro-BUXL 30 Year Bond Future	1	Morgan Stanley	Dec-19	237,119	(4,207)
Euro OAT Future	3	Morgan Stanley	Dec-19	557,016	(3,339)
Euro-SCHATZ Future	4	Morgan Stanley	Dec-19	489,849	(1,593)
Euro STOXX 50 Future	12	Morgan Stanley	Dec-19	465,080	5,025
FTSE 100 Index Future	2	Morgan Stanley	Dec-19	181,974	1,058
FTSE/MIB Index Future	5	Morgan Stanley	Dec-19	601,409	8,250
Gold 100 Oz. Future +	3	Morgan Stanley	Dec-19	441,870	9,960
ICE ECX Emission Future +	1	Morgan Stanley	Dec-19	26,950	(4,029)
Japan 10 Year Bond Future	1	Morgan Stanley	Dec-19	1,434,374	1,118
Japanese Yen Future	15	Morgan Stanley	Dec-19	1,743,375	(7,888)
LME Nickle Future +	3	Morgan Stanley	Dec-19	307,170	13,156
Long Gilt Future	10	Morgan Stanley	Dec-19	1,654,240	6,193
Mexican Peso Future	8	Morgan Stanley	Dec-19	200,240	(2,745)
Mini MSCI EAFE Index Future	1	Morgan Stanley	Dec-19	94,920	285
Nasdaq 100 E-Mini Future	1	Morgan Stanley	Dec-19	155,410	(1,293)
NIKKEI 225 (CME) Future	1	Morgan Stanley	Dec-19	109,475	(425)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

					Unrealized
	Number of			Notional Value at	Appreciation/
Description	Contracts	Counterparty	Expiration Date	September 30, 2019	(Depreciation)
LONG FUTURES CONTRACTS (Continued)
NIKKEI 225 (SGX) Future	1	Morgan Stanley	Dec-19	100,578	$(323)
OMXS30 Index Future	23	Morgan Stanley	Oct-19	385,452	174
Platinum Future +	2	Morgan Stanley	Jan-20	88,920	(5,890)
S&P 500 E-Mini Future	2	Morgan Stanley	Dec-19	297,850	(1,220)
S&P/TSX 60 IX Future	4	Morgan Stanley	Dec-19	601,873	(1,692)
Short Euro-BTP Future	14	Morgan Stanley	Dec-19	1,719,966	1,753
Silver Future +	3	Morgan Stanley	Dec-19	254,970	(24,280)
SPI 200 Future	6	Morgan Stanley	Dec-19	676,002	1,092
Swiss Franc Future	3	Morgan Stanley	Dec-19	378,075	(2,288)
TOPIX Index Future	1	Morgan Stanley	Dec-19	146,935	(1,804)
US 2 Year Note (CBT) Future	10	Morgan Stanley	Dec-19	2,155,000	(3,984)
US 5 Year Note (CBT) Future	16	Morgan Stanley	Dec-19	1,906,375	(6,547)
US 10 Year Note (CBT) Future	17	Morgan Stanley	Dec-19	2,215,313	(17,063)
US Long Bond (CBT) Future	5	Morgan Stanley	Dec-19	811,563	(9,383)
US Ultra Bond (CBT) Future	2	Morgan Stanley	Dec-19	383,813	(5,563)
					(82,224)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(18,689)

+	This investment is a holding of Equinox Aspect Core Diversified Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/18/2019	Morgan Stanley	2,598,197	CZK	100,000	EUR	$218
12/18/2019	Morgan Stanley	1,295,880	CZK	50,000	EUR	(27)
12/18/2019	Morgan Stanley	50,000	EUR	1,302,556	CZK	(255)
12/18/2019	Morgan Stanley	200,000	EUR	65,722,000	HUF	4,439
12/18/2019	Morgan Stanley	100,000	EUR	33,080,316	HUF	1,502
12/18/2019	Morgan Stanley	100,000	EUR	33,626,956	HUF	(285)
12/18/2019	Morgan Stanley	250,000	EUR	2,501,706	NOK	(1,474)
12/18/2019	Morgan Stanley	175,000	EUR	1,751,195	NOK	(1,032)
12/18/2019	Morgan Stanley	75,000	EUR	750,541	NOK	(445)
12/18/2019	Morgan Stanley	50,000	EUR	499,978	NOK	(255)
12/18/2019	Morgan Stanley	50,000	EUR	502,521	NOK	(535)
12/18/2019	Morgan Stanley	50,000	EUR	503,579	NOK	(652)
12/18/2019	Morgan Stanley	50,000	EUR	505,083	NOK	(817)
12/18/2019	Morgan Stanley	50,000	EUR	499,665	NOK	(220)
12/18/2019	Morgan Stanley	50,000	EUR	498,204	NOK	(59)
12/18/2019	Morgan Stanley	50,000	EUR	498,593	NOK	(102)
12/18/2019	Morgan Stanley	50,000	EUR	501,580	NOK	(431)
12/18/2019	Morgan Stanley	50,000	EUR	499,032	NOK	(151)
12/18/2019	Morgan Stanley	50,000	EUR	497,464	NOK	22
12/18/2019	Morgan Stanley	50,000	EUR	499,038	NOK	(151)
12/18/2019	Morgan Stanley	50,000	EUR	496,797	NOK	96
12/18/2019	Morgan Stanley	25,000	EUR	251,974	NOK	(346)
12/18/2019	Morgan Stanley	25,000	EUR	251,977	NOK	(346)
12/18/2019	Morgan Stanley	50,000	EUR	219,872	PLN	(64)
12/18/2019	Morgan Stanley	50,000	EUR	218,408	PLN	301
12/18/2019	Morgan Stanley	50,000	EUR	219,822	PLN	(52)
12/18/2019	Morgan Stanley	50,000	EUR	220,288	PLN	(168)
12/18/2019	Morgan Stanley	50,000	EUR	219,973	PLN	(90)
12/18/2019	Morgan Stanley	500,000	EUR	5,400,678	SEK	(3,843)
12/18/2019	Morgan Stanley	500,000	EUR	5,413,026	SEK	(5,105)
12/18/2019	Morgan Stanley	100,000	EUR	1,066,723	SEK	603
12/18/2019	Morgan Stanley	175,096	ILS	50,000	USD	590
12/18/2019	Morgan Stanley	174,916	ILS	50,000	USD	538
12/18/2019	Morgan Stanley	174,539	ILS	50,000	USD	429
12/18/2019	Morgan Stanley	174,538	ILS	50,000	USD	429

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Schedule of Forward Foreign Currency Contracts (Continued)

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/18/2019	Morgan Stanley	174,395	ILS	50,000	USD	$388
12/18/2019	Morgan Stanley	87,236	ILS	25,000	USD	205
12/18/2019	Morgan Stanley	87,234	ILS	25,000	USD	204
12/18/2019	Morgan Stanley	7,286,968	INR	100,000	USD	1,968
12/18/2019	Morgan Stanley	3,639,369	INR	50,000	USD	926
12/18/2019	Morgan Stanley	3,624,884	INR	50,000	USD	724
12/18/2019	Morgan Stanley	3,591,384	INR	50,000	USD	255
12/18/2019	Morgan Stanley	1,784,767	INR	25,000	USD	(25)
12/18/2019	Morgan Stanley	1,784,672	INR	25,000	USD	(27)
12/18/2019	Morgan Stanley	59,558,140	KRW	50,000	USD	(93)
12/18/2019	Morgan Stanley	30,166,385	KRW	25,000	USD	278
12/18/2019	Morgan Stanley	30,139,000	KRW	25,000	USD	255
12/18/2019	Morgan Stanley	29,540,370	KRW	25,000	USD	(246)
12/18/2019	Morgan Stanley	29,534,968	KRW	25,000	USD	(251)
12/18/2019	Morgan Stanley	499,637	NOK	50,000	EUR	217
12/18/2019	Morgan Stanley	497,279	NOK	50,000	EUR	(43)
12/18/2019	Morgan Stanley	497,067	NOK	50,000	EUR	(66)
12/18/2019	Morgan Stanley	496,807	NOK	50,000	EUR	(95)
12/18/2019	Morgan Stanley	495,437	NOK	50,000	EUR	(246)
12/18/2019	Morgan Stanley	7,877,212	PHP	150,000	USD	1,493
12/18/2019	Morgan Stanley	2,613,187	PHP	50,000	USD	256
12/18/2019	Morgan Stanley	2,597,937	PHP	50,000	USD	(37)
12/18/2019	Morgan Stanley	217,229	PLN	50,000	EUR	(596)
12/18/2019	Morgan Stanley	6,685,610	RUB	100,000	USD	1,933
12/18/2019	Morgan Stanley	6,490,726	RUB	100,000	USD	(1,038)
12/18/2019	Morgan Stanley	3,264,978	RUB	50,000	USD	(220)
12/18/2019	Morgan Stanley	3,225,377	RUB	50,000	USD	(824)
12/18/2019	Morgan Stanley	1,653,636	RUB	25,000	USD	212
12/18/2019	Morgan Stanley	1,653,429	RUB	25,000	USD	209
12/18/2019	Morgan Stanley	1,633,658	RUB	25,000	USD	(92)
12/18/2019	Morgan Stanley	1,633,608	RUB	25,000	USD	(93)
12/18/2019	Morgan Stanley	1,632,475	RUB	25,000	USD	(110)
12/18/2019	Morgan Stanley	1,631,877	RUB	25,000	USD	(119)
12/18/2019	Morgan Stanley	1,629,046	RUB	25,000	USD	(163)
12/18/2019	Morgan Stanley	1,627,274	RUB	25,000	USD	(190)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Schedule of Forward Foreign Currency Contracts (Continued)

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/18/2019	Morgan Stanley	1,626,998	RUB	25,000	USD	$(194)
12/18/2019	Morgan Stanley	1,626,145	RUB	25,000	USD	(207)
12/18/2019	Morgan Stanley	1,625,079	RUB	25,000	USD	(223)
12/18/2019	Morgan Stanley	1,624,592	RUB	25,000	USD	(230)
12/18/2019	Morgan Stanley	1,623,989	RUB	25,000	USD	(240)
12/18/2019	Morgan Stanley	1,623,622	RUB	25,000	USD	(245)
12/18/2019	Morgan Stanley	1,623,295	RUB	25,000	USD	(250)
12/18/2019	Morgan Stanley	1,622,882	RUB	25,000	USD	(257)
12/18/2019	Morgan Stanley	1,621,997	RUB	25,000	USD	(270)
12/18/2019	Morgan Stanley	1,620,263	RUB	25,000	USD	(296)
12/18/2019	Morgan Stanley	1,617,930	RUB	25,000	USD	(332)
12/18/2019	Morgan Stanley	1,615,013	RUB	25,000	USD	(377)
12/18/2019	Morgan Stanley	1,614,589	RUB	25,000	USD	(383)
12/18/2019	Morgan Stanley	1,614,270	RUB	25,000	USD	(388)
12/18/2019	Morgan Stanley	1,613,986	RUB	25,000	USD	(392)
12/18/2019	Morgan Stanley	1,613,212	RUB	25,000	USD	(404)
12/18/2019	Morgan Stanley	1,611,420	RUB	25,000	USD	(431)
12/18/2019	Morgan Stanley	1,611,050	RUB	25,000	USD	(437)
12/18/2019	Morgan Stanley	1,068,992	SEK	100,000	EUR	(371)
12/18/2019	Morgan Stanley	1,067,785	SEK	100,000	EUR	(494)
12/18/2019	Morgan Stanley	1,065,715	SEK	100,000	EUR	(706)
12/18/2019	Morgan Stanley	68,834	SGD	50,000	USD	(180)
12/18/2019	Morgan Stanley	68,672	SGD	50,000	USD	(297)
12/18/2019	Morgan Stanley	10,709,943	THB	350,000	USD	706
12/18/2019	Morgan Stanley	1,531,447	THB	50,000	USD	148
12/18/2019	Morgan Stanley	1,526,597	THB	50,000	USD	(10)
12/18/2019	Morgan Stanley	1,816,974	TRY	300,000	USD	13,734
12/18/2019	Morgan Stanley	591,916	TRY	100,000	USD	2,205
12/18/2019	Morgan Stanley	585,681	TRY	100,000	USD	1,129
12/18/2019	Morgan Stanley	578,915	TRY	100,000	USD	(40)
12/18/2019	Morgan Stanley	1,559,693	TWD	50,000	USD	501
12/18/2019	Morgan Stanley	1,546,293	TWD	50,000	USD	67
12/18/2019	Morgan Stanley	1,534,843	TWD	50,000	USD	(304)
12/18/2019	Morgan Stanley	1,534,143	TWD	50,000	USD	(327)
12/18/2019	Morgan Stanley	762,946	TWD	25,000	USD	(297)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Schedule of Forward Foreign Currency Contracts (Continued)

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/18/2019	Morgan Stanley	762,546	TWD	25,000	USD	$(310)
12/18/2019	Morgan Stanley	50,000	USD	203,312	BRL	1,413
12/18/2019	Morgan Stanley	50,000	USD	205,495	BRL	891
12/18/2019	Morgan Stanley	50,000	USD	210,232	BRL	(241)
12/18/2019	Morgan Stanley	50,000	USD	204,872	BRL	1,040
12/18/2019	Morgan Stanley	50,000	USD	206,712	BRL	600
12/18/2019	Morgan Stanley	50,000	USD	209,280	BRL	(13)
12/18/2019	Morgan Stanley	25,000	USD	105,135	BRL	(125)
12/18/2019	Morgan Stanley	25,000	USD	105,168	BRL	(133)
12/18/2019	Morgan Stanley	25,000	USD	104,396	BRL	52
12/18/2019	Morgan Stanley	25,000	USD	104,410	BRL	48
12/18/2019	Morgan Stanley	150,000	USD	108,486,975	CLP	768
12/18/2019	Morgan Stanley	150,000	USD	107,865,975	CLP	1,622
12/18/2019	Morgan Stanley	100,000	USD	72,354,650	CLP	471
12/18/2019	Morgan Stanley	25,000	USD	18,123,250	CLP	70
12/18/2019	Morgan Stanley	25,000	USD	18,150,413	CLP	33
12/18/2019	Morgan Stanley	25,000	USD	17,997,913	CLP	243
12/18/2019	Morgan Stanley	25,000	USD	17,998,913	CLP	241
12/18/2019	Morgan Stanley	25,000	USD	18,100,663	CLP	101
12/18/2019	Morgan Stanley	25,000	USD	18,118,750	CLP	76
12/18/2019	Morgan Stanley	25,000	USD	18,107,413	CLP	92
12/18/2019	Morgan Stanley	25,000	USD	18,113,250	CLP	84
12/18/2019	Morgan Stanley	25,000	USD	18,149,250	CLP	34
12/18/2019	Morgan Stanley	25,000	USD	18,158,750	CLP	21
12/18/2019	Morgan Stanley	200,000	USD	700,385,700	COP	(603)
12/18/2019	Morgan Stanley	100,000	USD	343,432,850	COP	1,635
12/18/2019	Morgan Stanley	50,000	USD	172,313,925	COP	646
12/18/2019	Morgan Stanley	25,000	USD	86,797,463	COP	140
12/18/2019	Morgan Stanley	25,000	USD	86,846,963	COP	125
12/18/2019	Morgan Stanley	25,000	USD	86,241,963	COP	299
12/18/2019	Morgan Stanley	25,000	USD	86,355,713	COP	266
12/18/2019	Morgan Stanley	25,000	USD	86,709,463	COP	165
12/18/2019	Morgan Stanley	25,000	USD	86,924,750	COP	103
12/18/2019	Morgan Stanley	50,000	USD	3,641,666	INR	(959)
12/18/2019	Morgan Stanley	50,000	USD	3,643,771	INR	(988)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2019

Schedule of Forward Foreign Currency Contracts (Continued)

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		(Depreciation)
12/18/2019	Morgan Stanley	50,000	USD	3,630,816	INR	$(807)
12/18/2019	Morgan Stanley	200,000	USD	242,120,260	KRW	(2,887)
12/18/2019	Morgan Stanley	150,000	USD	181,432,695	KRW	(2,033)
12/18/2019	Morgan Stanley	50,000	USD	59,536,500	KRW	111
12/18/2019	Morgan Stanley	50,000	USD	59,897,000	KRW	(191)
12/18/2019	Morgan Stanley	25,000	USD	30,252,035	KRW	(350)
12/18/2019	Morgan Stanley	25,000	USD	30,267,893	KRW	(363)
12/18/2019	Morgan Stanley	25,000	USD	29,928,000	KRW	(78)
12/18/2019	Morgan Stanley	25,000	USD	29,930,000	KRW	(80)
12/18/2019	Morgan Stanley	125,000	USD	172,630	SGD	54
12/18/2019	Morgan Stanley	125,000	USD	172,647	SGD	42
12/18/2019	Morgan Stanley	50,000	USD	69,047	SGD	25
12/18/2019	Morgan Stanley	50,000	USD	68,776	SGD	221
12/18/2019	Morgan Stanley	50,000	USD	69,016	SGD	48
12/18/2019	Morgan Stanley	25,000	USD	34,700	SGD	(115)
12/18/2019	Morgan Stanley	25,000	USD	34,703	SGD	(117)
12/18/2019	Morgan Stanley	200,000	USD	6,229,200	TWD	(1,692)
12/18/2019	Morgan Stanley	150,000	USD	4,672,432	TWD	(1,286)
12/18/2019	Morgan Stanley	50,000	USD	1,541,257	TWD	96
12/18/2019	Morgan Stanley	25,000	USD	777,979	TWD	(190)
12/18/2019	Morgan Stanley	25,000	USD	778,029	TWD	(191)
12/18/2019	Morgan Stanley	150,000	USD	2,303,010	ZAR	(354)
12/18/2019	Morgan Stanley	50,000	USD	767,408	ZAR	(101)
12/18/2019	Morgan Stanley	50,000	USD	751,166	ZAR	960
12/18/2019	Morgan Stanley	50,000	USD	760,383	ZAR	358
12/18/2019	Morgan Stanley	747,170	ZAR	50,000	USD	(1,220)
12/18/2019	Morgan Stanley	743,052	ZAR	50,000	USD	(1,489)
12/18/2019	Morgan Stanley	739,997	ZAR	50,000	USD	(1,689)
Net Unrealized Appreciation on Forward Foreign Currency Contracts						$1,708

BRL - Brazilian Real	INR - Indian Rupee	SGD - Singapore Dollar

CLP - Chilean Peso	KRW - South Korean Won	THB - Thai Baht

COP - Colombian Peso	NOK - Norwegian Krone	TRY - Turkish Lira

CZK - Czech Koruna	PHP - Philippine Piso	TWD - Taiwan New Dollar

EUR - Euro	PLN - Polish Zloty	USD - U.S. Dollar

HUF - Hungarian Forint	RUB - Russian Ruble	ZAR - South African Rand

ILS - Israeli Shekel	SEK - Swedish Krona

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment securities:
At cost	$19,208,561
At fair value	$19,346,558
Cash and cash equivalents	3,403,722
Deposits for futures contracts (1)	488,549
Deposits for forward foreign currency contracts (2)	194,302
Net unrealized appreciation on forward foreign currency contracts	1,708
Interest receivable	82,910
Receivable for Fund shares sold	2,500
Prepaid expenses & other assets	26,006
TOTAL ASSETS	23,546,255

LIABILITIES
Net unrealized depreciation on futures contracts	18,689
Payable for Fund shares redeemed	50,000
Advisory fee payable	5,581
Distribution (12b-1) fees payable	2,998
Audit and tax fees payable	23,776
Printing fee payable	909
Payable to related parties	1,186
Accrued expenses and other liabilities	2,638
TOTAL LIABILITIES	105,777
NET ASSETS	$23,440,478

Net Assets Consist Of:
Paid in capital	$26,796,752
Accumulated losses	(3,356,274)
NET ASSETS	$23,440,478

Net Asset Value Per Share:
Class A Shares:
Net Assets	$717,438
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	76,171
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.42
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$9.99

Class C Shares:
Net Assets	$3,406,437
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	373,973
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (a)	$9.11

Class I Shares:
Net Assets	$19,316,603
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,044,631
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.45

(1)	Segregated in the custodian account as collateral for futures contracts.

(2)	Segregated in the custodian account as collateral for forward foreign currency contracts.

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of ClassA shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Interest	$625,092

EXPENSES
Investment advisory fees	353,862
Distribution (12b-1) fees
Class A	1,866
Class C	31,081
Registration fees	48,192
Printing and postage expenses	28,471
Audit fees	13,239
Accounting services fees	11,274
Administrative services fees	30,934
Legal fees	41,547
Transfer agent fees	15,458
Compliance officer fees	2,269
Custodian fees	7,328
Trustees fees and expenses	7,035
Third party administrative services fees	2,911
Other expenses	10,977
TOTAL EXPENSES	606,444

Less fees waived by the Advisor	(179,344)

NET EXPENSES	427,100
NET INVESTMENT INCOME	197,992

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(12,604)
Futures contracts	793,185
Futures commissions	(35,171)
Forward foreign currency contracts	(923,944)
Foreign currency translations	18,108
(160,426)
Net change in unrealized appreciation/(depreciation) on:
Investments	194,481
Futures contracts	(1,266,121)
Forward foreign currency contracts	387,786
Foreign currency translations	32,151
(651,703)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(812,129)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(614,137)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
FROM OPERATIONS
Net investment income/(loss)	$197,992	$(142,376)
Net realized loss on futures contracts, forward foreign currency contracts and foreign currency transactions	(160,426)	(1,187,665)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(651,703)	831,059
Net decrease in net assets resulting from operations	(614,137)	(498,982)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	231,593	688,553
Class C	581,887	2,993,950
Class I	8,901,314	4,770,963
Payments for shares redeemed:
Class A	(151,141)	(174,487)
Class C	(226,219)	(372,057)
Class I	(22,697,256)	(2,593,750)
Net increase/(decrease) in net assets from shares of beneficial interest	(13,359,822)	5,313,172

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(13,973,959)	4,814,190
NET ASSETS
Beginning of Period	37,414,437	32,600,247
End of Period*	$23,440,478	$37,414,437

SHARE ACTIVITY
Class A:
Shares Sold	25,558	71,024
Shares Redeemed	(16,166)	(18,320)
Net increase in shares of beneficial interest outstanding	9,392	52,704

Class C:
Shares Sold	68,788	319,253
Shares Redeemed	(25,653)	(40,955)
Net increase in shares of beneficial interest outstanding	43,135	278,298

Class I:
Shares Sold	1,011,176	504,552
Shares Redeemed	(2,646,492)	(276,318)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,635,316)	228,234

*	Net Assets - End of Year includes accumulated net investment loss of $(2,935,329) as of September 30, 2018.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.19	$9.29	$9.98	$10.73	$10.75
Activity from investment operations:
Net investment income/(loss) (2)	0.06	(0.04)	(0.12)	(0.15)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.17	(0.06)	(0.49)	(0.04)	0.00	(3,8)
Total from investment operations	0.23	(0.10)	(0.61)	(0.19)	(0.02)
Less distributions from:
Net investment income	—	—	(0.08)	(0.13)	—
Net realized gains	—	—	—	(0.43)	—
Total distributions	—	—	(0.08)	(0.56)	—
Net asset value, end of period	$9.42	$9.19	$9.29	$9.98	$10.73
Total return (4)	2.50%	(1.08)%	(6.18)%	(1.77)%	(0.19)%
Net assets, at end of period (000’s)	$717	$614	$131	$734	$2
Ratio of net expenses to average net assets (6)	1.70%	1.70%	1.70%	1.70%	1.89	% (7)
Ratio of net investment income/(loss) to average net assets	0.63%	(0.44)%	(1.23)%	(1.44)%	(1.51	)% (7)
Portfolio Turnover Rate	59%	20%	0%	0%	0	% (5)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class A commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of the maximum appreciable sales charge of 5.75% and, if applicable, wire redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor. Had these waivers not been in place,the expense ratio would have been:	2.42%	2.14%	2.47%	2.29%	2.26	% (7)

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$8.96	$9.12	$9.89	$10.72	$10.75
Activity from investment operations:
Net investment loss (2)	(0.01)	(0.11)	(0.18)	(0.22)	(0.03)
Net realized and unrealized gain/(loss) on investments	0.16	(0.05)	(0.51)	(0.04)	0.00	(3,8)
Total from investment operations	0.15	(0.16)	(0.69)	(0.26)	(0.03)
Less distributions from:
Net investment income	—	—	(0.08)	(0.14)	—
Net realized gains	—	—	—	(0.43)	—
Total distributions	—	—	(0.08)	(0.57)	—
Net asset value, end of period	$9.11	$8.96	$9.12	$9.89	$10.72
Total return (4)	1.67%	(1.75)%	(6.99)%	(2.52)%	(0.28)%
Net assets, at end of period (000’s)	$3,406	$2,963	$479	$261	$2
Ratio of net expenses to average net assets (6)	2.45%	2.45%	2.45%	2.45%	2.64	% (7)
Ratio of net investment loss to average net assets	(0.12)%	(1.24)%	(1.96)%	(2.19)%	(2.26	)% (7)
Portfolio Turnover Rate	59%	20%	0%	0%	0	% (5)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class C commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of the maximum appreciable sales charge and, if applicable, wire redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor. Had these waivers not been in place, the expense ratio would have been:	3.18%	2.89%	3.17%	3.07%	3.02	% (7)

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.20	$9.27	$9.99	$10.72	$10.00
Activity from investment operations:
Net investment income/(loss) (2)	0.07	(0.03)	(0.09)	(0.12)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.18	(0.04)	(0.51)	(0.04)	0.85
Total from investment operations	0.25	(0.07)	(0.60)	(0.16)	0.72
Less distributions from:
Net investment income	—	—	(0.12)	(0.14)	—
Net realized gains	—	—	—	(0.43)	—
Total distributions	—	—	(0.12)	(0.57)	—
Net asset value, end of period	$9.45	$9.20	$9.27	$9.99	$10.72
Total return (3)	2.72%	(0.76)%	(6.05)%	(1.54)%	7.20%
Net assets, at end of period (000’s)	$19,317	$33,838	$31,991	$33,464	$32,140
Ratio of net expenses to average net assets (4)	1.45%	1.45%	1.45%	1.45%	1.45	% (5)
Ratio of net investment income/(loss) to average net assets	0.84%	(0.33)%	(0.96)%	(1.20)%	(1.36	)% (5)
Portfolio Turnover Rate	59%	20%	0%	0%	0	% (6)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class I commenced operations on November 5, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of wire redemption fees, if applicable.

(4)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor. Had these waivers not been in place, the expense ratio would have been:	2.10%	1.89%	2.18%	2.06%	1.93	% (5)

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to achieve long term capital appreciation.

The Fund offers Class A, Class C, and Class I (“Institutional”) Shares. Class I shares commenced operations on November 5, 2014. Class A shares and Class C shares commenced operations on August 21, 2015. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Trust’s Board of Trustees approved an Agreement and Plan of Reorganization (“Plan”) that provided for the reorganization (“Reorganization”) of the Fund into the AXS Aspect Core Diversified Strategy Fund (the “Successor Fund”), a series of the Investment Managers Series Trust II. The Plan was approved by the Fund’s shareholders on October 15, 2019, and the Reorganization subsequently occurred on November 8, 2019, at which time each shareholder’s investment in the Fund was exchanged for an investment with an equal aggregate net asset value in the Successor Fund.

The Reorganizations is generally not expected to result in the recognition of gain or loss by the Fund or its shareholders for federal income tax purposes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures shall be valued at the final settlement price (typically 4:00 P.M. Eastern Time) on the valuation date. Forward foreign exchange contracts are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$19,346,558	$—	$19,346,558
Forward Foreign Currency Contracts (1)	—	1,708	—	1,708
Total	$—	$19,348,266	$—	$19,348,266

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts (2)	$18,689	$—	$—	$18,689
Total	$18,689	$—	$—	$18,689

(1)	Represents net unrealized appreciation of forward foreign currency contracts.

(2)	Represents net unrealized depreciation of futures contracts.

The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

Consolidation of Subsidiary – The Consolidated Financial Statements of the Fund include the accounts of its subsidiary, Equinox Aspect Core Diversified Strategy Fund Limited (“EACDS-CFC”), a wholly-owned and controlled foreign corporation (“CFC”). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest approximately 25% of its total assets in a CFC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

To facilitate the Fund’s pursuit of its investment objective, EACDS-CFC utilizes futures contracts in broadly diversified global (i.e. U.S. and non- U.S.) markets across four major asset classes: commodities, currencies, fixed income, and stock indices. In accordance with its investment objective and through its exposure to these futures contracts, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investments in the EACDS-CFC is as follows:

			% Of the Fund’s Total
	Inception Date of	EACDS -CFC Net Assets at	Net Assets at
	EACDS-CFC	September 30, 2019	September 30, 2019
EACDS-CFC	11/6/2014	$ 245,606	1.05%

For tax purposes, EACDS-CFC is an exempted Cayman investment company. EACDS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, EACDS-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, EACDS-CFC’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated Fund of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that part of the Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and cash equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016-2018, or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund. Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities or cash equivalents having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

During the period of this report, the Fund traded various futures contracts in a manner consistent with the Aspect Core Diversified managed futures trading program consistent with its investment strategy. The Fund is permitted to use derivatives to gain exposure to the asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).

For the year ended September 30, 2019, the net change in unrealized depreciation on futures contracts amounted to $1,266,121. For the year ended September 30, 2019, the Fund had a net realized gain of $793,185 from futures contracts.

Forward Foreign Currency Contracts – A Fund may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the consolidated statement of operations.

For the year ended September 30, 2019, the net change in unrealized appreciation on forward foreign currency contracts amounted to $387,786. For the year ended September 30, 2019, the Fund had a net realized loss of $(923,944) from forward foreign currency contracts.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2019:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts		Net unrealized depreciation on futures contracts
Currency Contracts	Net unrealized appreciation on forward foreign currency contracts

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2019:

Asset Derivatives Investment Fair Value

					Total as of
	Commodity	Currency	Equity	Interest Rate	September 30, 2019
Forward Foreign Currency Contracts	$—	$1,708	$—	$—	$1,708
	$—	$1,708	$—	$—	$1,708

Liability Derivatives Investment Fair Value
					Total as of
	Commodity	Currency	Equity	Interest Rate	September 30, 2019
Futures Contracts	$(82,590)	$114,844	$22,667	$(73,610)	$(18,689)
	$(82,590)	$114,844	$22,667	$(73,610)	$(18,689)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain on futures contracts Net realized loss on forward foreign currency contracts
Net change in unrealized appreciation/(depreciation) on futures contracts and forward foreign currency contracts

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Net Change in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					year ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2019
Futures Contracts	$(585,585)	$14,495	$(254,529)	$(440,502)	$(1,266,121)
Forward Foreign Currency Contracts	—	387,786	—	—	387,786
	$(585,585)	$402,281	$(254,529)	$(440,502)	$(878,335)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					year ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2019
Futures Contracts	$(1,011,143)	$(2,247)	$(1,682,170)	$3,488,745	$793,185
Forward Foreign Currency Contracts	—	(923,944)	—	—	(923,944)
	$(1,011,143)	$(926,191)	$(1,682,170)	$3,488,745	$(130,759)

The notional value of the derivative instruments outstanding as of September 30, 2019 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized gains and losses and changes in unrealized appreciation/(depreciation) on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) of futures contracts. During the year ended September 30, 2019, the Fund is subject to a master netting arrangement for futures. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2019.

Gross Amounts Not Offset in the Statement of Assets &
Assets						Liabilities
Net Amounts of Assets
	Gross Amounts of		Gross Amounts Offset		Presented in the
	Recognized		in the Statement of		Statement of Assets &	Financial	Cash Collateral
	Liabilities		Assets & Liabilities		Liabilities	Instruments (2)	Received (2)	Net Amount
Description
Forward foreign currency contracts	$11,020,597	(1)	$(11,018,889	) (1)	$1,708	$—	$—	$—
Total	$11,020,597	(1)	$(11,018,889	) (1)	$1,708	$—	$—	$—

Gross Amounts Not Offset in the Statement of Assets &
Liabilities						Liabilities
			Gross Amounts of		Net Amounts of Assets
			Liabilities Offset in the		Presented in the
	Gross Amounts of		Statement of Assets &		Statement of Assets &	Financial	Cash Collateral
	Recognized Assets		Liabilities		Liabilities	Instruments (2)	Pledged (2)	Net Amount
Description
Futures Contracts	$234,516	(1)	$(253,205	) (1)	$(18,689)	$—	$18,689	$—
Total	$234,516	(1)	$(253,205	) (1)	$(18,689)	$—	$18,689	$—

(1)	Gross unrealized appreciation (depreciation) as presented in the Consolidated Portfolio of Investments.

(2)	Any over-collateralization of total financial instruments or cash is not shown. Total financial instruments and cash pledged to broker as collateral for forward foreign currency contracts as of September 30, 2019 was $1, 499,209 and $194,302, respectively. Total financial instruments and cash pledged to broker as collateral for futures contracts as of September 30, 2019 was $909,527 and $488,549, respectively.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, the cost of purchases and proceeds from the sales of Fund securities, other than short-term investments amount to $11,228,222 and $25,817,449, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged Aspect Capital Limited as the Fund’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, on behalf of the Fund, the Advisor, not the Fund, pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended September 30, 2019, the Advisor earned fees of $353,862. For the year ended September 30, 2019, the amount payable to the Advisor was $5,581.

The Advisor has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.70% with respect to Class A shares, 2.45% with respect to Class C shares and 1.45% with respect to Class I shares of the Fund’s average daily net assets. The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2020. This agreement cannot be terminated without the consent of the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The Advisor shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the date on which the Advisor reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment or waiver. No recoupment by the Advisor will occur unless the Fund’s operating expenses are below the expense limitation amount. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to the date of such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The Advisor may seek reimbursement for the following amounts through the expiration dates listed below:

Expiration Date	Amount
9/30/2020	$237,149
9/30/2021	$160,460
9/30/2022	$179,344

For the year ended September 30, 2019, the Advisor waived fees in the amount of $179,344.

As of September 30, 2019, $201,985 of previously waived fees expired unrecouped.

The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust, on behalf of the Fund, has adopted the Trust’s Distribution Plan. Pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Plan”), to pay for certain distribution activities and shareholder services at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares, which is paid to the Distributor. During the year ended

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

September 30, 2019, the Fund accrued $1,866 and $31,081 in 12b-1 fees for Class A and Class C, respectively. For the year ended September 30, 2019, the Distributor received $3,101 and $5,728 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $0 and $0 were retained.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2019 were as follows:

Cost for Federal Tax purposes	$19,198,576

Unrealized Appreciation	$360,727
Unrealized Depreciation	(229,726)
Tax Net Unrealized Appreciation	$131,001

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,575,322	$—	$—	$(2,358,990)	$(2,703,450)	$130,844	$(3,356,274)

The differences between book basis and tax basis unrealized appreciation, net accumulated realized loss, and accumulated net investment income/(loss) are primarily attributable to the mark-to-market on open future and forward contracts and tax adjustments relating to the Fund’s holding in Equinox Aspect Core Strategy Fund Limited. The unrealized appreciation in the table above includes unrealized foreign currency losses of $157.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,145,951	$1,213,039	$2,358,990

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2019, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Alyssum Investments Limited	42%

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted these amendments early.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2019

parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these consolidated financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Aspect Core Diversified Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox Aspect Core Diversified Strategy Fund (the Fund), a series of the Equinox Funds Trust (the Trust), as of September 30, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the four years in the period then ended and for the period from November 5, 2014 (commencement of operations) through September 30, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 5, 2014 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, on November 8, 2019, the Fund was reorganized into the AXS Aspect Core Diversified Strategy Fund, a series of the Investment Managers Series Trust II. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Equinox Institutional Asset Management, LP advised investment companies since 2010.

Denver, Colorado

November 27, 2019

Equinox Aspect Core Diversified Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and Class C shares; and (2) ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
Actual	4-1-19	9-30-19	4/1/19 – 9/30/19	Ratio
Class A	$ 1,000.00	$ 1,070.50	$ 8.82	1.70%
Class C	1,000.00	1,066.70	12.69	2.45%
Class I	1,000.00	1,071.40	7.53	1.45%

		Ending
	Beginning	Account	Expenses Paid	Annualized
Hypothetical	Account Value	Value	During Period*	Expense
(5% return before expenses)	4-1-19	9-30-19	4/1/19 – 9/30/19	Ratio
Class A	$ 1,000.00	$ 1,016.55	$ 8.59	1.70%
Class C	1,000.00	1,012.78	12.36	2.45%
Class I	1,000.00	1,017.80	7.33	1.45%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, or Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. DeMuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	5	Executive Committee Member of The Frontier Fund (commodity pool) (from March 2007 to March 2017).
Kevin R. Green 7/1954	Trustee Since December 2010	CEO of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	5	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	5	Director, Eagle Pharmaceuticals Inc. (from March 2007 to June 2016); Director, Pegasi Energy Resource Corp. (January 2014 to June 2015); Director, Aires Pharmaceuticals (November 2006 to February 2014); Director, Arno Therapeutics (from January 2016 to December 2017); Director, Corino Therapeutics (since November 2016); Director, Mevion Medical Systems (from January 2012 to June 2018).

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Last Five Years
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	5	Executive Committee Member of The Frontier Fund (commodity pool) (from March 2007 to March 2017).

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Laura Latella 4/1958	Treasurer, Principal Financial Officer and Secretary Since November 2016	Chief Financial Officer, Equinox Institutional Asset Management, LP (since May 2016); Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016). Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Laura Szalyga 3/1978	Assistant Treasurer since August 2014	Vice President (since 2015) and Assistant Vice President (2011 to 2015) of Fund Administration, Gemini Fund Services, LLC	N/A	N/A
Doug Tyre	Chief Compliance Officer and Anti- Money Laundering Officer Since October 13, 2017	Assistant Compliance Director of Cipperman Compliance Services LLC (since 2014); Client Services & Operations Specialist-Senior Associate of Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

 ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ending December and June) on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will require to be made monthly on Form N-PORT, with every third month made available to the public by the Commission upon filing. The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

INVESTMENT SUB-ADVISOR
Aspect Capital Limited
10 Portman Square
London, W1H6A2
United Kingdom

ADMINISTRATOR
Gemini Fund Services, LLC
17645 Wright St., Ste 200
Omaha, NE 68130

Item	2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item	3. Audit Committee Financial Expert. (a)(1)ii The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $15,750

2018 - $15,000

2017 - $25,000

2016 - $25,000

2015 - $25,000

(b)	Audit-Related Fees

2019 – None

2018 – None

2017 – None

2016 – None

2015 – None

(c)	Tax Fees

2019 - $7,500

2018 - $8,770

2017 - $8,000

2016 - $8,000

2015 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

2017 - None

2016 - None

2015 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the Principal accountant's engagement were attributed to work performed by persons other than the Principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2019 – None

2018 – None

2017 – None

2016 – None

2015 – None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal executive officer and Principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal executive officer and Principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/6/2019

By (Signature and Title)

/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 12/6/2019